Exhibit 10.2

PROMISSORY NOTE

$6,300,000.00	Perrysburg, Ohio April 25, 2018

FOR VALUE RECEIVED, the undersigned ("Borrower") promises to pay to the order of KORTH DIRECT MORTGAGE, LLC ("Lender"), at the office of the Lender at 2937 SW 27th Avenue Suite 307, Miami, FL 33133 or at such other place as the holder hereof may from time to time designate in writing, the principal sum of Six Million Three Hundred Thousand and 00/100 Dollars, ($6,300,000.00), together with a rate of interest thereon of six and one half percent (6.5%) ("Interest Rate"), during the five year term of the loan, payments of principal and interest all payable in lawful Money of the United States. Such principal sum and interest to be payable as follows.

THIS IS PROMISSORY NOTE calling for Fifty Nine (59) consecutive monthly payments of interest only in the amount of $34,125.00 plus escrows for taxes and insurances, commencing on June 1, 2018 and ending on April 1, 2023, and a final balloon payment on April 25, 2023 (defined as the "Maturity Date") consisting of the principal then outstanding together with accrued interest from April 1, 2023 through April 25, 2023. At closing the Borrower shall pay the interest accruing from April 25, 2018 to April 30, 2018. Monthly payments are computed on an "actual/360 day" basis. The Actual/360 day computation determines the annual effective yield by taking the stated (nominal) rate for a year's period and then dividing said rate by 360 to determine the daily periodic rate to be applied for each day in the applicable period. Application of the Actual/360 computation produces an annualized effective interest rate exceeding that of the nominal rate. The Lender applies all payments received first to interest and then to principal. In case of late payments principal may not amortize according to schedule and the final payment will be increased accordingly.

Borrower shall pay to Lender a late charge of five percent (5%) of any payment not received by Lender within ten (10) days of its due date; provided, however, if said ten (10) day period ends on a day other than a day on which Lender is open for business (a "Business Day"), then the a fore described late charge shall be payable if the payment is not received by the last Business Day within said ten (10) day period.

If this Note is prepaid in whole or in part within the first thirty six (36) months of the loan, the Borrower shall pay a prepayment penalty equal to the amount of interest that the prepayment amount would have earned the Lender in thirty six (36) months less the amount of interest the prepayment has already earned the Lender at the time it is made, but thereafter may be prepaid in whole or in part at any time without penalty.

Borrower shall pay all amounts owing under this Note in full when due without set-off, counterclaim, deduction or withholding for any reason whatsoever.  If any payment falls due on a day other than a Business Day, then such payment shall instead be made on the next succeeding Business Day, and interest shall accrue accordingly. Any payment received by Lender after 1:00 p.m. shall not be credited against the indebtedness under this Note until at least the next succeeding Business Day.

Default shall occur in the event that any amount due under this Note is not paid within ten (10) days of its due date. If default be made in the payment of any sums payable pursuant to the terms of this Note, or if default or other event causing the acceleration of this Note occur (an “event of Default”) under either of the Real Estate Mortgage, Assignment of Leases and Rents and Security Agreement securing this Note (the "Mortgage"), or any other instrument or document executed in connection with the Loan (this Note, the Mortgage, and all such instruments and documents, including, without limitation, any guaranties, agreements, mortgages, security agreements, assignments and other documents securing this Note, are referred to in this Note as the "Loan Documents"), then or at any time thereafter at the option of Lender, the whole of the principal sum then remaining unpaid hereunder, together with all interest accrued thereon and all other sums owing under the Loan Documents, shall immediately become due and payable without notice and Lender shall be entitled to pursue any and all rights and remedies provided by applicable law and/or under the terms of this Note or any other Loan Document, all of which shall be cumulative and may be exercised successively or concurrently.  Upon the occurrence and during the continuation of any Event of Default, Lender, at its option, may at any time declare any or all other liabilities of any Borrower and/or Guarantor hereinafter jointly (“Obligor”) to Lender immediately due and payable (notwithstanding any contrary provisions thereof) without demand or notice of any kind.  In addition, Lender shall have the right to set off any and all sums owed to any Obligor by Lender in any capacity (whether or not then due) against the Loan and/or against any other liabilities of any Obligor to Lender.

From and after an Event of Default has not been cured pursuant to the terms of this Promissory Note, and regardless of whether the Lender also elects to accelerate the maturity of this Note, the entire principal remaining unpaid hereunder shall bear an augmented annual interest rate equal to Twenty Five percent (25%) (the “Default Rate”).  Failure to exercise any and all rights or remedies Lender may in the event of any such default be entitled to shall not constitute a waiver of the right to exercise such rights or remedies in the event of any subsequent default, whether of the same or different nature.  No waiver of any right or remedy by Lender shall be effective unless made in writing and signed by Lender, nor shall any waiver on one occasion apply to any future occasion.

In no event shall any agreed or actual exaction charged, reserved or taken as an advance or forbearance by Lender as consideration for the Loan exceed the limits (if any) imposed or provided by the law applicable from time to time to the Loan for the use or detention of money or for forbearance in seeking its collection, and Lender hereby waives any right to demand such excess. In the event that the interest provisions of this Note or any exactions provided for in this Note or any other Loan Document shall result at any time or for any reason in an effective rate of interest that transcends the maximum interest rate permitted by applicable law (if any), then without further agreement or notice the obligation to be fulfilled shall be automatically reduced to such limit and all sums received by Lender in excess of those lawfully collectible as interest shall be applied against the principal of the Loan immediately upon Lender's receipt thereof, with the same force and effect as though the payor had specifically designated such extra sums to be so applied to principal and Lender had agreed to accept such extra payment(s) as a premium-free prepayment or prepayments. During any time that the Loan bears interest at the maximum lawful rate (whether by application of this paragraph, the default provisions of this Note or otherwise), interest shall be computed on the basis of the actual number of days elapsed and the actual number of days in the respective calendar year.

The Obligors hereby severally:  (a) waive demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold any Obligor liable with respect to the Loan; (b) waive to the extent lawfully waivable all defenses for the benefit of any Obligor now or hereafter in force; (c) submit to the jurisdiction of the state and federal courts in the State of Ohio for purposes of any such action or proceeding; (d) agree that the venue of any such action or proceeding may be laid in  Wood County, Ohio (in addition to any county in which any collateral for the Loan is located), and waive any claim that the same is an inconvenient forum; (e) stipulate that service of process in any such action or proceeding shall be properly made if mailed by any form of registered or certified mail (airmail if international), postage prepaid, to the address then registered in Lender's records for the Obligor(s) so served, and that any process so served shall be effective ten (10) days after mailing; and (f) agree that the death or mental or physical incapacity of any Obligor who is a natural person, or the dissolution or merger or consolidation or termination of the existence of any Obligor that is a business entity (or if any person controlling such Obligor shall take any action authorizing or leading to the same), shall at Lender's option, which option may be exercised then or at any time thereafter, result in the Loan being then due and payable in full.  No provision of this Note shall limit Lender's right to serve legal process in any other manner permitted by law or to bring any such action or proceeding in any other competent jurisdiction.  The Obligors hereby severally consent and agree that, at any time and from time to time without notice, (i) Lender and the owners(s) of any collateral then securing the Loan may agree to release, increase, change, substitute or exchange all or any part of such collateral, and (ii) Lender and any person(s) then primarily liable for the Loan may agree to renew, extend or compromise the Loan in whole or in part or to modify the terms of the Loan in any respect whatsoever; no such release, increase, change, substitution, exchange, renewal, extension, compromise or modification shall release or affect in any way the liability of any Obligor, unless otherwise agreed to between the parties and the Obligors hereby severally waive any and all defenses and claims whatsoever based thereon.  Until Lender receives all sums due under this Note and all other Loan Documents in immediately available funds, no Obligor shall be released from liability with respect to the Loan unless Lender expressly releases such Obligor in a writing signed by Lender, and Lender's release of any Obligor(s) shall not release any other person liable with respect to the Loan.

The Obligors jointly and severally agree to pay all filing fees and similar charges and all costs incurred by Lender in collecting or securing or attempting to collect or secure the Loan, including reasonable attorney's fees, whether or not involving litigation and/or appellate, administrative or Bankruptcy proceedings.  The Obligors jointly and severally agree to pay any documentary stamp taxes, intangible taxes or other taxes (except for federal or Ohio franchise or income taxes based on Lender's net income) which may now or hereafter apply to this Note or the Loan or any security therefore, and the Obligors jointly and severally agree to indemnify and hold Lender harmless from and against any liability, costs, reasonable attorney's fees, penalties, interest or expenses relating to any such taxes, as and when the same may be incurred.  The Obligors jointly and severally agree to pay on demand, and to indemnify and hold Lender harmless from and against, any and all present or future taxes, levies, imposts, deductions, charges and withholdings imposed in connection with the Loan by the laws or governmental authorities of any jurisdiction other than the State of Ohio or the United States of America, and all payments to Lender under this Note shall be made free and clear thereof and without deduction therefore.

This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Ohio, except that federal law shall govern to the extent that it may permit Lender to charge, from time to time, interest on the Loan at a rate higher than may be permissible under applicable Ohio law. In the event of litigation involving this Promissory Note, venue shall be in the Wood County Court of Common Please, Ohio.

Any provision of this Note which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction only, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.  To the extent that the Obligors may lawfully waive any law that would otherwise invalidate any provision of this Note, each of them hereby waives the same, to the end that this Note shall be valid and binding and enforceable against each of them in accordance with all its terms.

If this Note is signed by more than one person, then the term "Borrower" as used in this Note shall refer to all such persons jointly and severally, and all promises, agreements, covenants waivers, consents, representations, warranties and other provisions in this Note are made by and shall be binding upon each and every undersigned person, jointly and severally.  The term "Lender" shall be deemed to include any subsequent holder(s) of this Note.  Whenever used in this Note, the term "person" means any individual, firm, corporation, trust or other organization or association or other enterprise or any governmental or political subdivision, agency, department or instrumentality thereof.  Whenever used in this Note, words in the singular include the plural, words in the plural include the singular, and pronouns of any gender include the other genders, all as may be appropriate.

Time shall be of the essence with respect to the terms of this Note.  This Note cannot be changed or modified orally. In the event that the Borrower refuses to do it, the Lender shall have the right unilaterally to correct scrivener errors or omissions in this Note or any other Loan Document.  Except as otherwise required by law or by the provisions of this Note or any other Loan Document, payments received by Lender hereunder shall be applied first against expenses and indemnities, next against interest accrued on the Loan, and next in reduction of the outstanding principal balance of the Loan, except that from and after any default under this Note, Lender may apply such payments in any order of priority determined by Lender in its exclusive judgment.  Borrower shall receive immediate credit on payments only if made in the form of either a federal wire transfer of cleared funds or a check drawn on an account maintained with Lender containing sufficient available funds.  Otherwise, Borrower shall receive credit on payments after clearance, which shall be no sooner than the first Business Day after receipt of payment by Lender.  For purposes of determining interest accruing under this Note, principal shall be deemed outstanding on the date payment is credited by Lender.  If any payment required to be made pursuant to this Note is not received on the due date, Lender shall have the right, at its election, to charge any of Borrower's accounts at Lender with the amount of such payment.  Except as otherwise required by the provisions of this Note or any other Loan Document, any notice required to be given to any Obligor shall be deemed sufficient if made personally or if mailed, postage prepaid, to such Obligor's address as it appears in this Note (or, if none appears, to any address for such Obligor then registered in Lender's records).  Lender may grant participations in all or any portion of, and may sell or assign all or any part of Lender's rights under, this Note.  Lender may disclose to any such participant or buyer or assignee any and all information held by or known to Lender at any time with respect to any Borrower or Obligor as long as such participant or buyer keeps the information confidential, except if such information is provided to a Court pursuant to a litigation between the Parties.  If Borrower or any other Obligor is a partnership, then all general partners thereof shall be liable jointly and severally for all obligations under this Note and for all other covenants, agreements, undertakings and obligations of Borrower in connection with the Loan, notwithstanding any contrary provision of the partnership laws of the State of Ohio.  All of the terms of this Note shall inure to the benefit of Lender and its successors and assigns and shall be binding upon each and every one of the Obligors and their respective heirs, executors, administrators, personal representatives, successors and assigns, jointly and severally.

The Mortgage serving this Promissory Note encumbers real and personal property located in Wood County, Ohio, and is intended to be recorded amongst the Public Records of said County.

LENDER OR BORROWER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, THE LOAN DOCUMENTS AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY.  BORROWER ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE LENDER IN EXTENDING CREDIT TO THE BORROWER, THAT THE LENDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT BORROWER HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

WITNESS the due execution hereof as of the date first above written.

BORROWER

GLOBAL DISTRIBUTION CENTER, LLC
an Ohio Limited Liability Company

By:
Jerry Anthony Marks, Manager